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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: February 24, 1999



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



            California                  File No. 0-19231         68-0166366
  (State or other jurisdiction of   (Commission File Number)   (IRS Employer)
   Incorporated or organization)                             Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California           95404-4905
         (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Item 5.  Other Events

Press releases for the following (articles attached):


         Redwood Empire Bancorp announces completion of redemption of 8 1/2 % subordinated notes due 2004.

         Redwood Empire Bancorp declares a cash dividend on its common stock.








                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            02-24-99
Date:  ___________________                        REDWOOD EMPIRE BANCORP
                                                         (Registrant)


                                                  /s/ James E. Beckwith
                                            By:
                                                  James E. Beckwith
                                                  Executive Vice President and
                                                  Chief Financial Officer


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                                   FOR:           REDWOOD EMPIRE BANCORP

                                   APPROVED BY:   James Beckwith
                                                  Chief Financial Officer
                                                  (707) 522-5215

                                   CONTACT:       Morgen-Walke Associates, Inc.
                                                  John Swenson, Bruce Schoenfeld
                                                  (415) 296-7383
For Immediate Release                             Mark Owen
                                                  (212) 850-5600


                   REDWOOD EMPIRE BANCORP COMPLETES REDEMPTION
                     OF 8 1/2 % SUBORDINATED NOTES DUE 2004

SANTA ROSA, Calif. (February 22, 1999) -- Redwood Empire Bancorp (Nasdaq: REBC) today announced that it had completed redemption of the Company's 8 1/2 % Subordinated Notes Due 2004. The Notes were issued in 1994.
         "The successful redemption of these notes is a tangible result of our constant focus on improving shareholder value," said Tom Whitaker, chairman of Redwood Empire Bancorp. "Given the interest costs associated with the notes, their redemption will have a positive effect on the Company's future earnings."
         As a result of redeeming the notes prior to maturity, Redwood expects to record in the first quarter of 1999 an extraordinary charge net of tax of approximately $288,000 related to debt issuance costs. A portion of these costs had previously been amortized on an annual basis but all unamortized costs will now be taken as an extraordinary charge net of tax in the first quarter.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various northern California locations.
         The statements contained in this release are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.
                                       ###


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                                   FOR:           REDWOOD EMPIRE BANCORP

                                   APPROVED BY:   James Beckwith
                                                  Chief Financial Officer
                                                  (707) 522-5215

                                   CONTACT:       Morgen-Walke Associates, Inc.
                                                  John Swenson, Bruce Schoenfeld
                                                  (415) 296-7383
For Immediate Release                             Mark Owen
                                                  (212) 850-5600






            REDWOOD EMPIRE BANCORP DECLARES DIVIDEND ON COMMON STOCK

SANTA ROSA, Calif. (February 22, 1999) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that its Board of Directors has declared a dividend of four cents per share on the Company's Common Stock. The dividend is payable on April 15, 1999 to shareholders of record on March 31, 1999.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various California locations.

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